SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): January 24, 2002


                      Asset Backed Securities Corporation
                        Home Equity Loan Trust 2002-HE1
            Asset Backed Pass-Through Certificates, Series 2002-HE1


                      ASSET BACKED SECURITIES CORPORATION
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-44300              13-3354848
-------------------------------     ------------        -------------------
(State or Other Jurisdiction of     (Commission          (I.R.S. Employer
        Incorporation)              File Number)        Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
           ---------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------

Description of the Certificates*
-------------------------------

     On January 30, 2002, Asset Backed Securities Corporation (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fairbanks Capital Corp. ("Fairbanks"), as a servicer, Long Beach Mortgage Company ("Long Beach"), as a servicer, and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the Company's Asset Backed Pass-Through Certificates, Series 2002-HE1 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.






________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 5, 2001 and the prospectus supplement dated June 25, 2001 of Asset Backed Securities Corporation, relating to its Asset Backed Pass-Through Certificates, Series 2001-HE2.


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Pooling and Servicing Agreement, dated January 1, 2002, by and among the Company, Fairbanks, Long Beach and the Trustee.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASSET BACKED SECURITIES CORPORATION



                                            By: /s/ Greg Richter
                                                -------------------------------
                                                Name:    Greg Richter
                                                Title:   Managing Director


Dated:  February 14, 2002

Exhibit Index
-------------


Exhibit                                                                    Page
-------                                                                    ----

99.1 Pooling and Servicing Agreement, dated January 1, 2002, by and among the Company, Fairbanks, Long Beach and the Trustee.

                                 EXHIBIT 99.1



                         [INSERT PSA & EXHIBITS HERE ]